SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 15, 1999




                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)      Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314)231-1575
________________________________________________________________


_______________________________________________________________
(Former name or former address, if changes since last report.)

ITEM. 5 - OTHER EVENTS


     On June 15, 1999, CPI Corp. ("CPI") and American Securities Capital Partners, L.P. ("ASCP") announced a definitive merger agreement under which entities controlled by affiliates of ASCP and CPI's management will acquire CPI for $37.00 per share in cash.
The Board of Directors of CPI has unanimously approved the agreement and the merger. CPI will solicit proxies from its share holders to approve the merger agreement at a meeting later this summer. If approved, each share of common stock will be converted into the right to receive $37.00 in cash.





ITEM. 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

     Exhibit 2.1  - Agreement and Plan of Merger By and Among
                    SPS International Holdings, Inc., SPS
                    Acquisition, Inc. and CPI Corp. Dated as of June 15, 1999

     Exhibit 99.1 - Press release dated June 15, 1999 announcing the definitive merger agreement between
                    CPI Corp. and American Securities Capital
                    Partners, L.P.

                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CPI CORP.
                                  (Registrant)



                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  June 16, 1999

                              CPI CORP.
                            EXHIBIT INDEX


   Exhibit 2.1  - Agreement and Plan of Merger By and Among
                  SPS International Holdings, Inc., SPS
                  Acquisition, Inc. and CPI Corp. Dated as of June 15, 1999

   Exhibit 99.1 - Press release dated June 15, 1999 announcing the definitive merger agreement between
                  CPI Corp. and American Securities Capital
                  Partners, L.P.